                                                     Exhibit 23.1



       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 2, 1994, with respect to the consolidated financial statements of First Commonwealth Financial Corporation and subsidiaries incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1993 filed with the Securities and Exchange Commission.




                                 JARRETT * STOKES & CO.


Indiana, Pennsylvania
September 22, 1994